UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2021
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive
Lake Zurich, Illinois 60047
(Address of Registrant’s Principal Executive Office, Including Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACCO	NYSE

Section 5 - Corporate Governance and Management

Item 5.02. - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders (“Annual Meeting”), Hans Michael Norkus did not stand for reelection at the Annual Meeting and retired from the Board of Directors following the expiration of his term at the Annual Meeting.

Item 5.07. - Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting, the Company's stockholders (i) elected the eight director nominees listed below to serve as directors for a term of one year expiring at the 2022 annual meeting of stockholders or until their successors are duly elected and qualified; (ii) ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2021; and (iii) approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers. Set forth below are the voting results for these proposals:

Item 1: The election of eight directors for a one-year term expiring at the 2022 Annual Meeting of Stockholders:

	For	Withheld	Abstain	Broker Non-Votes
Kathleen S. Dvorak	78,922,571	1,215,522	65,349	7,321,535
Boris Elisman	77,275,159	2,869,197	59,086	7,321,535
Pradeep Jotwani	75,856,893	4,274,666	71,883	7,321,535
Robert J. Keller	78,779,020	1,380,963	43,459	7,321,535
Thomas Kroeger	75,694,368	4,421,124	87,950	7,321,535
Ron Lombardi	79,786,058	357,087	60,297	7,321,535
Graciela I. Monteagudo	72,730,676	7,431,150	41,616	7,321,535
E. Mark Rajkowski	79,760,904	360,188	82,350	7,321,535

Item 2: The ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for 2021:

For	Against	Abstain	Broker Non-Votes
86,582,168	702,530	240,279	0

Item 2: The approval, by non-binding advisory vote, of the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
77,362,205	2,506,831	334,406	7,321,535

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d)    Exhibits.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	May 24, 2021	By:	/s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Senior Vice President, General Counsel
and Corporate Secretary

INDEX TO EXHIBITS

Exhibit
Number        Description of Exhibit

104        Cover Page Interactive Data File (embedded within the Inline XBRL document)